AMENDMENT NO. 4 TO NOTE AGREEMENT

         This Amendment No. 4 to Note Agreement (this "Amendment"), dated as of February 10, 1996, is by and among PLM International, Inc., a Delaware corporation (the "Company"), and each of the purchasers named on the execution page hereto (the "Purchasers").

         The Company and the Purchasers have entered into the Note Agreement dated as of June 30, 1994, as amended by Amendment No. 1, dated as of June 30, 1994, Amendment No. 2, dated as of December 27, 1994, and Amendment No. 3, dated as of November 1, 1995 (the "Note Agreement"), and the Company and each Purchaser have entered into the Note Purchase Agreement between the Company and such Purchaser dated as of June 30, 1994, relating to the issuance and sale by the Company of its 9.78% Series A Senior Secured Notes and its Floating Rate Series B Senior Secured Notes. The Company and the Purchasers have agreed that
Section 6.7(b) of the Note Agreement requires amending in order to more accurately reflect the composition of the Company's Equipment constituting Collateral. The Company and the Purchasers now wish to amend Section 6.7(b) of the Note Agreement, as more fully set forth herein.

         The Company and the Purchasers agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings given such terms in the Note Agreement.

         2. Section 6.7(b) of the Note Agreement is hereby amended to read in its entirety as follows:

                           The  Company  shall  cause  no more  than  60% of the
                  Equipment constituting Collateral (determined on the basis of Appraised Value from time to time) to be in any one transportation sector (e.g., aircraft, marine vessels, marine containers, storage containers, railcars, or trailers). Without limiting the foregoing, the Company shall ensure that each category of Equipment constituting Collateral listed below shall not exceed the percentages set forth opposite its category (determined on the basis of Appraised Value) of the aggregate Equipment constituting Collateral:

                  Type of Equipment            Maximum Percentage of Collateral

                  Any one item of Equipment                    15%
                  Marine Containers                            10%

         3. This Amendment shall become effective when it is executed by the Company and all the Purchasers.




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         4.       Except  as  amended  by this  Amendment,  the  Note  Agreement remains in full force and effect as originally written.

         5.       This  Amendment may be executed and delivered in any number of
                  counterparts,   each  of  such  counterparts  constituting  an
                  original but all together only one agreement.

         IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  their  duly
authorized officers to execute and deliver this Amendment as of the date first above written.

COMPANY:                               PLM INTERNATIONAL, INC.

                                       By:  /s/ Stephen Peary
                                            ------------------------------------
                                            Stephen Peary, Senior Vice President

PURCHASERS:                           SUNAMERICA LIFE INSURANCE COMPANY

                                      By:   /s/ Sam Tillinghast
                                            ------------------------------------
                                            Sam Tillinghast, Authorized Agent

                                      ALEXANDER HAMILTON LIFE
                                      INSURANCE COMPANY OF AMERICA

                                      By:
                                            William Lang,

                                      REPUBLIC WESTERN INSURANCE
                                      COMPANY
                                             /s/ Bradley P. Newman
                                             ----------------------
                                             Bradley P. Newman
                                      Title: Vice President/Treasurer



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